Receivables	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Receivables

Note 8 Receivables

Receivables were comprised of the following (in thousands):

	As of December 31, 2013	As of December 31, 2014
Service charges:
Billed	$247,655	$245,022
Unbilled	8,260	7,493
Other	15,720	3,117
Allowance for doubtful accounts	(35,288)	(35,174)

Total	$236,347	$220,458

Unbilled service charges represent amounts earned and accrued as receivables from customers for services rendered prior to the end of the reporting period. Unbilled service charges are expected to be billed and collected within twelve months of the respective balance sheet date. Other receivables as of December 31, 2013 included a $12.2 million receivable from JSAT International, Inc. (“JSAT”), with which we have a joint venture (see Note 10(a)—Investments—Horizons Holdings). In September 2014, this receivable was fully paid.